UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1
TO
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

July 26, 2005
Date of Report (Date of earliest event reported)

TFM, S.A. de C.V. and
Grupo Transportación Ferroviaria Mexicana, S.A. de C.V.
(Exact Name of Registrant as Specified in Its Charter)

333-08322
Mexico	333-08322-01	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Av. Periférico Sur No. 4829, 4to Piso
Col. Parques del Pedregal
14010 México, D.F.
México
(Address of Principal Executive Offices)

+ (5255) 5447-5836
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrants’ Certifying Accountant
Item 9.01 Financial Statements and Exhibits
Letter from PricewaterhouseCoopers, S.C.

Item 4.01 Changes in Registrants’ Certifying Accountant
     On August 1, 2005, TFM, S.A. de C.V. and Grupo Transportación Ferroviaria Mexicana, S.A. de C.V. (the “Registrants”) filed a Current Report on Form 8-K, dated July 26, 2005, that disclosed the dismissal of PricewaterhouseCoopers, S.C. (“PwC”) and the engagement of KPMG Cárdenas Dosal, S.C. (“KPMG”) as the principal accountant to audit the Registrants’ financial statements.
     The Registrants hereby amend such Current Report on Form 8-K (i) to indicate that the engagement by the Registrants of KPMG as the principal accountant to audit their financial statements was effective as of August 3, 2005 and that references to July 26, 2005 contained in Item 4.01, paragraph (b) of such Current Report on Form 8-K should be read as references to August 3, 2005 and (ii) to append as Exhibit 16.1 a letter from PwC to the U.S. Securities and Exchange Commission, dated August 9, 2005, pursuant to Item 304(a)(3) of Regulation S-K.
Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

16.1	Letter from PricewaterhouseCoopers, S.C. to the U.S. Securities and Exchange Commission, dated August 9, 2005.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TFM, S.A. de C.V. and Grupo Transportación Ferroviaria Mexicana, S.A. de C.V.
Date: August 10, 2005
	By:	/s/ Paul J. Weyandt
		Name:	Paul J. Weyandt
		Title:	Interim Chief Financial Officer